SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 15, 1996


                              ST. JAMES GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-24376                                                      33-0612125
(Commission File Number)                      (IRS Employer Identification No.)


1500 Quail Street, Suite 550, Newport Beach, California                  92660
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (714) 660-1500



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Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              On October 15, 1996, St. James Group, Inc. (the "Regis-trant") acquired Aqcess Technologies, Inc., a Delaware corporation ("AQ") pursuant to an Agreement and Plan of Reorganization (the
"Agreement"), dated as of October 15, 1996.

              The Registrant acquired all of the outstanding 1,500 shares of Common Stock of AQ, in exchange for 2,400,000 shares of the Registrant's Common Stock.

              Pursuant to the Agreement, the Board of Directors and officers of the Registrant resigned and were replaced with the persons set forth below.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

                                                                        Number                     Percentage
                                                                       of Shares                    of Shares
   Name                         Office                                   Owned                        Owned

  Prichard                      and Director                             1,050,000                       37.1%

Lenny                         Chief Financial
 Vainberg                       Officer and
                                Director                                   750,000                       26.8%

Korhan                        Chief Technical
 Tekin                          Officer                                    200,000                        7.1%

John Groff                    Vice President,
                                Research and
                                Development                                200,000                        7.1%

All officers
  and directors
  as a group
  (4 persons)                                                            2,200,000                       77.9%



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the

                                                        2

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Securities  Exchange Act and the rules and  regulations  promulgated  thereunder within 60 days of the date of the event reported herein.

              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Agreement and Plan of Reorganization, dated October 15, 1996, between the Registrant and AQ.


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


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 13, 1997                                   ST. JAMES GROUP, INC.



                                                       By: /s/ Lenny Vainberg
                                                       Lenny Vainberg
                                                       Chief Financial Officer


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